SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         PHOENIX - ABERDEEN SERIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)   Proposed maximum aggregate value of transaction:
                  5)   Total fee paid: ___________

         [ ]  Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)   Amount Previously Paid:
                  2)   Form, Schedule or Registration No.:
                  3)   Filing Party:
                  4)   Date Filed:

PHOENIX EQUITY PLANNING CORPORATION         101 Munson Street              TOLL FREE 800 243-1574
                                            PO Box 88
                                            Greenfield, MA 01301



[LOGO]
                 PHOENIX
                 INVESTMENT PARTNERS


                                                              September 28, 2000


Dear Shareholder:

       We are pleased to enclose the proxy statement for the November 16, 2000 special shareholders meeting being held for the Phoenix-Aberdeen Global Small Cap Fund and the Phoenix-Aberdeen New Asia Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

       We are asking shareholders to approve a tax-free reorganization of each Fund into a series of a Delaware business trust and to approve changes to each Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the name, investment objective, investment adviser or portfolio manager for either Fund, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by each Fund.

       Your Board of Trustees believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders for each of the Funds vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

Sincerely,
/s/ Philip R. McLoughlin
Philip R. McLoughlin
President, Phoenix-Aberdeen Series Fund


      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.


Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND
                         PHOENIX-ABERDEEN NEW ASIA FUND


                                EACH A SERIES OF
                          PHOENIX-ABERDEEN SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2000
                              --------------------


To the Shareholders:

     Phoenix-Aberdeen Series Fund, a Massachusetts business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (collectively, the "Funds," and each individually, a "Fund") at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

     2. To amend the fundamental investment restriction for each of the Funds regarding diversification.

     3. To amend the fundamental investment restriction for each of the Funds regarding concentration.

     4. To amend the fundamental investment restriction for each of the Funds regarding borrowing.

     5. To amend the fundamental investment restriction for each of the Funds regarding the issuance of senior securities.

     6. To amend the fundamental investment restriction for each of the Funds regarding underwriting.

     7. To amend the fundamental investment restriction for each of the Funds regarding investing in real estate.

     8. To amend the fundamental investment restriction for each of the Funds regarding investing in commodities.

     9. To amend the fundamental investment restriction for each of the Funds regarding lending.

     10. To eliminate the fundamental investment restriction for each of the Funds regarding joint trading.

     11. To eliminate the fundamental investment restriction for each of the Funds regarding pledging of assets.

     12. To eliminate the fundamental investment restriction for each of the Funds regarding short sales.

     13. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities on margin.

     14. To eliminate the fundamental investment restriction for each of the Funds regarding officer or trustee ownership of securities.

     15. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities of other investment companies.

     16. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities of companies for the purpose of exercising management or control.

     17. To eliminate the fundamental investment restriction for each of the Funds regarding investing in oil, gas or other mineral leases.

     18. To eliminate the fundamental investment restriction for each of the Funds regarding investing in and writing puts, calls and straddles.

     19. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of illiquid securities.

     20. To eliminate the fundamental investment restriction for each of the Funds regarding securities lending.

     21. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either of the Funds at the close of business on September 18, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     o  By mail, with the enclosed proxy card and postage-paid envelope; or

     o  In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                  PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                               By Order of the Board of Trustees
                                               of Phoenix-Aberdeen Series Fund,


                                               G. JEFFREY BOHNE
                                               Secretary

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND
                         PHOENIX-ABERDEEN NEW ASIA FUND

                                EACH A SERIES OF

                          PHOENIX-ABERDEEN SERIES FUND

                                 PROXY STATEMENT

                              --------------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Aberdeen Series Fund (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time.

     The purposes of the meeting are to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of each Fund. In the reorganization, each of the Funds will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Funds") will be established as series of the Delaware Trust. Each New Fund will have the same classes of shares as the classes of the corresponding existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The proposed investment restriction changes will not change the investment objective or principal investment strategy of either Fund. The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, independent accountant, or fiscal year of either of the Funds. Each shareholder will own the same number of shares of their New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. Each New Fund will offer the same shareholder services as its predecessor Fund.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 28, 2000.

VOTING INFORMATION
     Shareholders of record of the Funds at the close of business on September 18, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding 2,400,165.763 shares of Phoenix-Aberdeen Global Small Cap Fund and 1,419,471.705 shares of Phoenix-Aberdeen New Asia Fund.

     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of each proposal requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of a Fund. The reorganization will not take place unless each Fund of the Trust separately approves the reorganization proposal. If the reorganization is not approved by all of the Funds of the Trust, the Trust will continue as a Massachusetts business trust and the Board of Trustees of the Trust may consider other alternatives that it views as being in the best interests of the shareholders of the Funds. If shareholders of a Fund do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect for that Fund only.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o  by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. Certain solicitation costs will be directly attributable to the Funds or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time, while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $5,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of September 1, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any of the Funds:

NAME OF SHAREHOLDER                              FUND AND CLASS             PERCENTAGE OF THE CLASS     NUMBER OF SHARES
-------------------                              --------------             -----------------------     ----------------
Phoenix Home Life                                Global Small Cap                      37.33%              588,481.360
Attn: Pamela Levesque                            Class A
One American Row                                 New Asia Fund                         28.31%              309,003.355
Hartford, CT 06115-2521                          Class A

Merrill Lynch Pierce                             Small Cap Fund                        10.30%               85,727.142
Fenner & Smith                                   Class B
4800 Deer Lake Dr. E. #3                         New Asia Fund                          6.29%               24,507.600
Jacksonville, FL 32246-6486                      Class B

Prudential Securities Inc. FBO                   New Asia Fund                          5.59%               21,764.882
Buckeye American Inc.                            Class B
150 E. Bridge Street
Elyria, OH 44035-5219

Prudential Securities Inc. FBO                   New Asia Fund                         10.68%               41,595.353
Spritzer Management                              Class B
150 E. Bridge Street
Elyria, OH 44035-5219

     On September 1, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Trust's outstanding shares.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-1574.


                                   PROPOSAL 1

              TO REORGANIZE THE FUND AS A DELAWARE BUSINESS TRUST

     The Board of Trustees has proposed that the shareholders of the Trust approve the reorganization of the Trust in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Funds. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Trust and the Delaware Trust" on page 7.

THE AGREEMENT AND PLAN OF REORGANIZATION
     The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. Each New Fund will also assume all of the liabilities of its predecessor Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of each of the Funds of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Thursday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about November 30, 2000.

     The reorganization agreement authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o  elect trustees of the Delaware Trust;

     o approve an investment management agreement with Phoenix-Aberdeen Investment Advisors, LLC;

     o approve an investment subadvisory agreement with Phoenix Investment Counsel, Inc. ("Phoenix");

     o approve an investment subadvisory agreement with Aberdeen Fund Managers, Inc.; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

     As soon as practicable after the closing of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS
     Phoenix-Aberdeen International Advisors, LLC ("PAIA"), the current adviser of the Funds, will continue to serve as investment adviser to the New Funds following the reorganization. Phoenix, the current domestic subadviser to the Funds, will continue to serve as domestic subadviser to the New Funds following the reorganization. Aberdeen Fund Managers, Inc. ("Aberdeen"), the current foreign subadviser to the Funds, will continue to serve as foreign subadviser to the New Funds following the reorganization.

     The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve a new advisory agreement with PAIA, a new investment subadvisory agreement with Phoenix and a new investment subadvisory agreement with Aberdeen, that are substantially identical to the current agreements. The rate of advisory fees payable to the adviser and subadvisers under the new investment advisory and investment subadvisory agreements with respect to each New Fund will be the same as under the current agreements.

     PAIA is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home life Mutual Insurance Company and Aberdeen Fund Managers, Inc. As of June 30, 2000, PAIA had assets under management of $62.6 million.

     As compensation for its services to each Fund, PAIA receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.85% of the Fund's average daily net assets.

     The current advisory agreement with PAIA was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this proxy statement, the "1940 Act" includes rules and regulations of the Securities and Exchange Commission (the "SEC") issued under the 1940 Act.

     Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     As compensation for providing cash management and other services to each Fund as needed, PAIA pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of each Fund. For providing subadvisory services with respect to the Funds' assets allocated from time to time by PAIA, PAIA pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated.

     The current investment subadvisory agreement with Phoenix with respect to each Fund was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty immediately upon written notice to the other parties in the event of a breach of any provision of the subadvisory agreement or otherwise upon thirty (30) days written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private Funds, and through Aberdeen, U.S. mutual funds.

     As compensation for implementing certain Fund transactions and providing research and other services to each Fund, PAIA pays a monthly subadvisory fee to Aberdeen equivalent to 0.40% of the average aggregate daily net asset value of the New Asia Fund, and 0.40% of the average daily net asset value of the assets of the Global Small Cap Fund allocated to it by PAIA for management.

     The current investment subadvisory agreement with Aberdeen with respect to each Fund was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty immediately upon written notice to the other parties in the event of a breach of any provision of the subadvisory agreement or otherwise upon thirty (30) days written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as each Fund's independent accountants and will also serve as independent accountants for the New Funds. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. Brown Brothers Harriman & Co. will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
     Each of the Funds currently operates on a fiscal year ending July 31. Following the reorganization, the New Funds will also operate on a fiscal year ending July 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL INVESTMENT RESTRICTIONS
     The investment objective and principal investment strategy of each New Fund will be identical to the investment objective and principal investment strategy of the corresponding Fund. The fundamental investment restrictions of each New Fund will be identical to the fundamental investment restrictions of the corresponding Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to Proposals 2-20.

FEDERAL INCOME TAX CONSEQUENCES
     As a condition to the reorganization, the Trust will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     o the transfer of all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

     o the tax basis of each Fund's assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

     o no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

     o no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

     o the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each shareholder of each Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of a Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
     The distribution arrangements of each New Fund will be the same as those of the corresponding Fund. Each Fund currently offers Class A and Class B shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Fund in exchange for their shares in each Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of a New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the corresponding Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the corresponding Fund.

     Equity Planning serves as the distributor of shares for the Funds and will also be the distributor of the New Funds. The Delaware Trust will adopt a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services that is substantially identical to the existing distribution plan for each of the Funds.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
     Each New Fund will offer the same shareholder services as its corresponding Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
     Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the respective New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the respective New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE DELAWARE TRUST
     The following is a summary of certain differences between and among the trust instrument of the Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument of the Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Trust was organized as a Massachusetts business trust in May 1996. The Trust is currently governed by a Declaration of Trust dated May 31, 1996, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Trust and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument provides that any Trustee may be removed by the shareholders at any meeting called for that purpose. In addition, the Massachusetts Trust Instrument provides that a Trustee may be removed by two-thirds of the remaining Trustees with or without cause.

     Liability of Trustees and Officers. A Trustee of both the Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder.

     Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting a New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class of a Fund vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class of a Fund. On matters requiring trust-wide votes where all Funds in a trust are required to vote, dollar-based voting provides shareholders who own shares with a higher net asset value than other Funds with more voting power relative to shareholders of other Funds in the Trust.

     Shareholder Meetings. The Delaware Trust and the Trust are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, shareholders holding the lesser of (i) 67% or more of the eligible votes of the Fund present at a meeting if more than 50% of the eligible votes of the Fund are present or (ii) more than 50% of the eligible votes of a Fund, must approve the sale or transfer of the assets of a Fund.

     Termination of the Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Fund, or a class thereof, may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the vote of shareholders holding the lesser of (i) 67% or more of the eligible votes of the Fund present at a meeting of more than 50% of the eligible votes to Fund are present or (ii) more than 50% of the eligible votes of each Fund must approve the termination of the Trust.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to establish additional series of shares, to change investment restrictions which are not fundamental investment restrictions, to change the name of the Trust or any Fund, and to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, or the requirements of the regulated investment company provisions of the Internal Revenue Code.

     Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

CERTAIN INFORMATION REGARDING THE TRUSTEES
     The 1940 Act requires that at least one-half of the Trustees of the Trust and, following the reorganization, the Delaware Trust, be elected by shareholders. The Trust currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the then current Trustees of the Trust, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Robert Chesek (66)                 Trustee             Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                       Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                 Phelps Institutional Mutual Funds (1996-present) and
                                                       Phoenix-Seneca Funds (2000-present).
---------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway (71)              Trustee             Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                     Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                   (1970-present), Pace University (1978-present), Atlantic Mutual
                                                       Insurance Company (1974-present), HRE Properties (1989-present),
                                                       Greater New York Councils, Boy Scouts of America (1985-present),
                                                       Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                       Securities Fund (Advisory Director) (1990-present), Centennial
                                                       Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                       (1975-present), The Harlem Youth Development Foundation
                                                       (1987-present). Chairman, Accuhealth (1994-present), Trism, Inc.
                                                       (1994-present), Realty Foundation of New York (1972-present), and
                                                       New York Housing Partnership Development Corp. (1985-present).
                                                       Vice Chairman, Academy of Political Science (1985-present).
                                                       Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                       Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                       (1995-present). Chairman/Member, Audit Committee of the City of
                                                       New York (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                       Mortgage Securities Fund (1989-1996) and Fund Directions
                                                       (1993-1998). Chairman, Financial Accounting Standards Advisory
                                                       Council (1992-1995).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne (71)           Trustee             Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                               Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                           Mutual Funds (1996-present) and Phoenix-Seneca Funds
Elmore, GLOS GL2 6NT, UK                               (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                       (1995-present). Formerly a Major General of the British Army.
---------------------------------------------------------------------------------------------------------------------------
*Francis E. Jeffries (69)          Trustee             Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Apt. 902                                              Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Naples, FL 34108                                      (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                       (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                       (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                       Inc. (1993-present). Director, The Empire District Electric
                                                       Company (1984-present). Director (1989-1997), Chairman of the
                                                       Board (1993-1997), President (1989-1993), and Chief Executive
                                                       Officer (1989-1995), Phoenix Investment Partners, Ltd.
---------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr. (61)              Trustee             Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                               Carson Products Company. (1995-present). Director/Trustee, Phoenix
Carson Products Company                                Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund,
64 Ross Road                                           Phoenix Duff & Phelps Institutional Mutual Funds (1996-present)
Savannah, GA 30750                                     and Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                       (1991-present) and Evergreen International Fund, Inc.
                                                       (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                       Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                       Trust, and Master Reserves Trust.
---------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin (53)         Trustee and         Chairman (1997-present), Director (1995-present), Vice Chairman
                                   President           (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                       Investment Partners, Ltd. Director (1994-present) and Executive
                                                       Vice President, Investments (1988-present), Phoenix Home Life
                                                       Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                       Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                       Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                       (1999-present). Director (1983-present) and Chairman
                                                       (1995-present), Phoenix Investment Counsel, Inc. Director
                                                       (1984-present) and President (1990-1999), Phoenix Equity Planning
                                                       Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig
                                                       Advisers LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                       (1985-present) and World Trust Fund (1991-present). Director and
                                                       Executive Vice President, Phoenix Life and Annuity Company
                                                       (1996-present). Director and Executive Vice President, PHL
                                                       Variable Insurance Company (1995-present). Director, Phoenix
                                                       Charter Oak Trust Company (1996-present). Director and Vice
                                                       President, PM Holdings, Inc. (1985-present). Director
                                                       (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                       Inc. Director, PHL Associates, Inc. (1995-present).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Everett L. Morris (72)             Trustee             Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                         Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1993-present).
---------------------------------------------------------------------------------------------------------------------------
*James M. Oates (54)               Trustee             Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                     Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                      (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                            (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                       Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Suite 950                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Boston, MA 02109                                      (2000-present). Director, AIB Govett Funds (1991-present),
                                                       Investors Financial Service Corporation (1995-present), Investors
                                                       Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                       (1995-present), Stifel Financial (1996-present), Command Systems,
                                                       Inc. (1998-present), Connecticut River Bancorp (1998-present) and
                                                       Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                       Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                       Shield of New Hampshire (1994-1999).
---------------------------------------------------------------------------------------------------------------------------
Herbert Roth, Jr. (71)             Trustee             Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                           Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                     (2000-present). Director, Boston Edison Company (1978-present),
                                                       Landauer, Inc. (medical services) (1970-present), Tech
                                                       Ops./Sevcon, Inc. (electronic controllers) (1987-present), and
                                                       Mark IV Industries (diversified manufacturer) (1985-present).
                                                       Member, Directors Advisory Council, Phoenix Home Life Mutual
                                                       Insurance Company (1998-present). Director, Phoenix Home Life
                                                       Mutual Insurance Company (1972-1998).
---------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson (54)           Trustee             Managing Director, Northway Management Company (1998-present).
102 Valley Road                                        Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Managing Director, Mullin Associates (1993-1998).
---------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr. (69)        Trustee             Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                    Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                       (1995-present), Burroughs Wellcome Fund (1996-present) and
                                                       Compuware (1996-present). Visiting Professor, University of
                                                       Virginia (1997-present). Director, Duty Free International, Inc.
                                                       (1997). Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                       of the State of Connecticut (1991-1995).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Michael E. Haylon (42)             Executive           Director and Executive Vice President, Investments, Phoenix
                                   Vice                Investment Partners, Ltd. (1995-present). Director (1994-present),
                                   President           President (1995-present), Executive Vice President (1994-1995),
                                                       Vice President (1991-1994), Phoenix Investment Counsel, Inc.
                                                       Director, Phoenix Equity Planning Corporation (1995-present).
                                                       Executive Vice President, Phoenix Funds (1993-present),
                                                       Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca
                                                       Funds (2000-present). Executive Vice President (1997-present),
                                                       Vice President (1996-1997), Phoenix Duff & Phelps Institutional
                                                       Mutual Funds. Senior Vice President, Securities Investments,
                                                       Phoenix Home Life Mutual Insurance Company (1993-1995).
---------------------------------------------------------------------------------------------------------------------------
Chong Yoon Chou (32)               Senior Vice         Investment Manager, Aberdeen Asset Management (1994-present).
Aberdeen Asset Management          President           Director, Aberdeen Asset Management Asia Limited (1998-present).
Asia Limited
88A Circular Road,
#01-01 Capital Square Two
Singapore, 049480
---------------------------------------------------------------------------------------------------------------------------
Christopher D. Fishwick (38)       Senior Vice         Investment Director, Aberdeen Asset Managers, Ltd. (1991-present).
10 Queens Terrace                  President           Director, Phoenix-Aberdeen International Advisors, LLC
Aberdeen, Scotland                                     (1996-present).
---------------------------------------------------------------------------------------------------------------------------
Peter Hames (39)                   Senior Vice         Far East Investment Director, Aberdeen Asset Management Asia
Aberdeen Asset Management          President           Limited (1992-present).
Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore, 049480
---------------------------------------------------------------------------------------------------------------------------
Hugh Young (42)                    Senior Vice         Director, Aberdeen Asset Management Limited (1998-present). Far
Aberdeen Asset Management          President           East Investment Director, Aberdeen Asset Management Asia Limited
Asia Limited                                           (1992-present). Managing Director, Aberdeen Asset Management Asia
21 Church Street                                       Limited (1992-present). Director, Phoenix-Aberdeen International
#01-01 Capital Square Two                              Advisors LLC (1996-present). Far East Investment Director, Phoenix
Singapore, 049480                                      Investment Counsel, Inc. (1996-present). Director, Abtrust Asian
                                                       Smaller Companies Investment Trust plc (1995-present), Abtrust New
                                                       Dawn Investment Trust plc (1989-present), Abtrust New Thai
                                                       Investment Trust plc (1989-present), Abtrust Emerging Asia
                                                       Investment Trust Limited (1990-present), JF Philippine Fund Inc.
                                                       (1991-present) and Apollo Tiger Fund (1994-present).
---------------------------------------------------------------------------------------------------------------------------
Shahreza Yusof (27)                Senior Vice         Investment Manager, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management          President           (1994-present).
Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore, 049480
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Christian C. Bertelsen (56)        Vice President      Managing Director, Value Equities, Phoenix Investment Counsel,
909 Montgomery Street                                  Inc. (1997-present). Vice president, Phoenix Equity Series Fund
San Francisco, CA  94133                               (1997-present). Senior Vice President and Chief Investment
                                                       Officer, Zurich Kemper (1996-1997). Vice President and Portfolio
                                                       Manager, Zurich Small Cap Fund and Zurich Kemper Contrarian Fund
                                                       (1996-1997). Senior Vice President, Eagle Asset Management
                                                       (1993-1996). Vice President and Portfolio Manager, Heritage Value
                                                       Fund and Golden Select Variable Annuity Value Trust (1995-1996).
---------------------------------------------------------------------------------------------------------------------------
Robert S. Driessen (52)            Vice President      Vice President and Compliance Officer, Phoenix Investment
                                   and Assistant       Partners, Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                   Secretary           (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                       Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                       Officer (2000-present) and Associate Compliance Officer (1999),
                                                       PXP Securities Corporation. Vice President, Risk Management
                                                       Liaison, Bank of America (1996-1999). Vice President, Securities
                                                       Compliance, The Prudential Insurance Company of America
                                                       (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                       Exchange Commission, Division of Investment Management (1972-1993).
---------------------------------------------------------------------------------------------------------------------------
William R. Moyer (55)              Vice President      Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                                (1999-present), Senior Vice President and Chief Financial Officer
P.O. Box 2200                                          (1995-1999), Phoenix Investment Partners, Ltd. (1995-present).
Enfield, CT 06083-2200                                 Senior Vice President (1990-present), Chief Financial Officer
                                                       (1996-present), Finance (until 1996), and Treasurer (1998-present and 1994-1996), Phoenix Equity Planning Corporation. Director
                                                       (1998-present), Senior Vice President (1990-present), Chief
                                                       Financial Officer (1996-present) and Treasurer (1994-present),
                                                       Phoenix Investment Counsel, Inc. Treasurer (1999-present), Vice
                                                       President and Chief Financial Officer, Duff & Phelps Investment
                                                       Management Co. (1996-1999). Vice President, Phoenix Funds
                                                       (1990-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present) and Phoenix Aberdeen Series Fund (1996-present).
                                                       Executive Vice President Phoenix-Seneca Funds (2000-present). Vice
                                                       President, Investment Products Finance, Phoenix Home Life Mutual
                                                       Insurance Company (1990-1995). Senior Vice President, Chief
                                                       Financial Officer, W.S. Griffith & Co., Inc. (1992-1995) and
                                                       Townsend Financial Advisers, Inc. (1993-1995).
---------------------------------------------------------------------------------------------------------------------------
G. Jeffrey Bohne (52)              Secretary           Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                      Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                   Operations (1993-1996), Senior Vice President (1999-present),
                                                       Vice President (1996-1999), Mutual Fund Customer Service, Phoenix
                                                       Equity Planning Corporation. Secretary/Clerk, Phoenix Funds
                                                       (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                       Phoenix-Seneca Funds (2000-present). Vice President, Home Life of
                                                       New York Insurance Company (1984-1992).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST      DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss (47)              Treasurer           Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                                       Series Fund (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Vice President, Fund Accounting (1994-2000) and
                                                       Treasurer (1996-2000), Phoenix Equity Planning Corporation.
                                                       Second Vice President and Treasurer, Fund Accounting, Phoenix
                                                       Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Insurance Company (1987-1994).
---------------------------------------------------------------------------------------------------------------------------

     For services rendered to the Fund for the fiscal year ended July 31, 1999, the Trustees received aggregate remuneration of $31,068. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Costs are allocated equally to each of the series and funds within the fund complex. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Board of Trustees has an Audit Committee and a Nominating Committee. The Audit Committee of the Trust consists of four of the Trustees who are not interested persons of the Trust (i.e., the "Independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended July 31, 2000.

     The Nominating Committee consists of four Trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended July 31, 2000, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr., and Herbert Roth Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Trust.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

     The Board of Trustees held four meetings during the fiscal year ended July 31, 2000. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

     For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                   TOTAL COMPENSATION FROM
                                     AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL      FROM TRUST AND FUND
                                    COMPENSATION      BENEFITS ACCRUED AS       BENEFITS UPON        COMPLEX (31 FUNDS)
NAME                                 FROM TRUST     PART OF TRUST EXPENSES       RETIREMENT           PAID TO TRUSTEES
----                                 ----------     ----------------------       ----------           ----------------

Robert Chesek                          $3,063                                                              $30,000
E. Virgil Conway(1)                    $2,905                                                              $23,250
Harry Dalzell-Payne(1)                 $3,488                                                              $43,250
Francis E. Jeffries                    $3,000            None for any           None for any               $30,000
Leroy Keith, Jr.                       $3,063              Trustee                Trustee                  $30,000
Philip R. McLoughlin(1)                    $0                                                                   $0
Everett L. Morris(1)                   $2,850                                                              $35,500
James M. Oates(1)                      $3,250                                                              $30,750
Herbert Roth, Jr.(1)                   $2,375                                                              $28,750
Richard E. Segerson                    $3,600                                                              $36,000
Lowell Weicker, Jr.                    $3,475                                                              $35,250

--------------------
     *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

     (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
           THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.


     PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-20)

     If all of the proposals are approved by each Fund, each Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Management believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Funds will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Management does not presently anticipate that the use of different investment restrictions resulting from amending or eliminating each of the current restrictions as described in the proposals below will have any material impact on the investment techniques employed. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 2-20 below.


                                   PROPOSAL 2

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                      THE FUNDS REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to each Fund provides that the Fund may not:

         "Purchase for such Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The percentage limitations in the current diversification restriction apply to all of each Fund's assets. The proposed percentage limitations will apply to only 75% of the assets of each Fund. Consequently, under the proposed restriction, 25% of each Fund's assets are in a basket that is excluded from the limitations. Furthermore, the current diversification restriction provides that the 10% limitation on ownership of the outstanding securities of any class of an issuer applies both to each Fund individually and to the Funds in the aggregate. The 10% limitation applicable to the Funds under the proposed restriction will apply to securities held by a single Fund. For these reasons, each Fund would be permitted to invest in a smaller number of issuers than such Fund is currently permitted to invest in. If a Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Fund's share price. Thus, the Funds could be exposed to increased volatility to the extent they invest in a smaller number of issuers. The proposed restriction is based upon the definition of a "diversified company" under the 1940 Act.


                                   PROPOSAL 3

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                       THE FUNDS REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding concentration. The current fundamental investment restriction regarding industry concentration applicable to each Fund provides that the Fund may not:

         "Invest in amounts greater than 25% of a Fund's assets in a particular "industry."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for each Fund:

         "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Management believes that the proposed fundamental investment restriction is substantially similar to the Fund's current fundamental investment restriction.


                                   PROPOSAL 4

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                         THE FUNDS REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of each Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing applicable to each Fund provides that the Fund may not:

         "Borrow money, except that the Funds may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33-1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. No Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund whose shares are offered by the Funds."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The Funds may not borrow money for investment purposes unless such borrowing is authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter. At this time, borrowing has not been authorized for either Fund. The proposed restriction gives each Fund additional flexibility to borrow money in that the Funds are not required to obtain authorization from the Trustees or shareholders in order to borrow money. Under the proposed restriction, each Fund may borrow up to one-third of its total assets from banks for any purposes and an additional 5% of its total assets for temporary purposes. Any borrowing would exaggerate the effect on a Fund's net asset value resulting from any increase or decrease in the market price of securities in such Fund's portfolio and, therefore, may increase the volatility of the Funds under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed borrowing restrictions are based upon the limitations currently imposed on mutual funds by the 1940 Act.


                                   PROPOSAL 5

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
             THE FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities applicable to each Fund provides that the Fund may not:

         "Issue senior securities, as defined in the 1940 Act, provided, however, that such Fund may secure borrowings made pursuant to the investment restriction on borrowing; and provided, further, that such Fund's obligations under interest-rate swaps, reverse repurchase agreements, when issued, delayed-delivery and forward-commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; such Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when-issued and forward-commitment transactions and similar investment strategies; for purposes of this restriction, the term "total assets" includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this restriction."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     The Fund is currently not permitted to issue senior securities, except to the extent permitted by its investment restriction regarding borrowing. Under the proposed restrictions, the Fund will be prohibited from issuing senior securities in violation of the 1940 Act but may engage in activities permitted by SEC exemptive orders or staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Funds are allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Funds will have greater flexibility to issue senior securities, the Funds may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a Fund could experience increased risks due to the effects of leveraging.


                                   PROPOSAL 6

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                          FUNDS REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting applicable to each Fund provides that the Fund may not:

         "Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Management believes the proposed restriction applicable to underwriting is substantially similar to the current restriction.


                                   PROPOSAL 7

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate applicable to each Fund provides that the Fund may not:

         "Make investments in real estate (including real estate limited partnerships) . . . although (i) the Funds may purchase securities of issuers which deal in real estate ... and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts . . ."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Under the current restriction, the Funds may not make investments in real estate or real estate limited partnerships, except for the purchase of securities of issuers that deal in real estate or the purchase of securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts. The proposed restriction does not limit investments in real estate limited partnerships. The proposed restriction would also permit the Funds to acquire or lease office space for their own use, although it is not anticipated that the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Management believes this possibility is remote, this change would provide useful flexibility should such an event occur.

                                   PROPOSAL 8

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in commodities. The current fundamental investment restriction regarding commodities applicable to each Fund provides that the Fund may not:

         "Make investments in ..... commodities or commodity contracts, although ..... any Fund may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 5% of such Fund's total assets."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The current restriction permits each Fund to invest in financial futures contracts and related options provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options do not exceed 5% of the Fund's total assets. The proposed restriction does not impose percentage limitations and applies to futures transactions for both hedging and non-hedging purposes. The proposed restriction permits each Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. However, the ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Funds would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.


                                   PROPOSAL 9

     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                               REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending applicable to each Fund provides that the Fund may not:

         "Make cash loans, except that the Funds may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, the Fund is prohibited from lending money, except in connection with the acquisition of bonds, notes, debentures or similar obligations and entering into repurchase agreements. The proposed lending restriction offers greater flexibility in that the Fund is permitted to engage in a broader scope of lending activities. If the proposed lending restriction and Proposal 20 (the proposal to eliminate the current investment restriction on securities lending) are both adopted, a Fund would be permitted to engage in securities lending to the extent permitted by current SEC policy. The staff of the SEC currently limits loans of Fund securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction the Funds would be able to take advantage of that increased flexibility. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. If the proposed lending restriction is adopted but Proposal 20 is not adopted, the current securities lending restriction that limits the value of securities loans to 25% of the Fund's assets would continue to apply.

     The proposed restriction would also eliminate the percentage limitation on investments in repurchase agreements and the requirement that debt obligations must be customarily purchased by institutional investors. The proposed lending restriction would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Management does not currently intend to establish an interfund lending program. The proposed restriction also does not contain a percentage limitation regarding repurchase agreements.


                                   PROPOSAL 10

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                       THE FUNDS REGARDING JOINT TRADING

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding joint trading. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Participate in a joint or joint and several trading account in securities."

     If Proposal 10 is approved, this restriction will be eliminated. The 1940 Act does not require mutual funds to maintain a fundamental investment restriction regarding joint trading.


                                   PROPOSAL 11

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                     THE FUNDS REGARDING PLEDGING OF ASSETS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding pledging of assets. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowings made pursuant to the borrowing restriction."

     If Proposal 11 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 12

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                        THE FUNDS REGARDING SHORT SALES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding short sales. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Make short sales of securities or maintain a short position unless against-the-box or unless at the time of sale the Fund owns an equal amount of such securities."

     If Proposal 12 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 13

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE FUNDS REGARDING THE PURCHASE OF SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding purchasing securities on margin. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities."

     If Proposal 13 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 14

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
         THE FUNDS REGARDING OFFICER OR TRUSTEE OWNERSHIP OF SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investments in issuers whose securities are owned by an officer or trustee. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser(s), owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares."

     If Proposal 14 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 15

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
  THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of other investment companies. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities of other investment companies, except that a Fund may make such purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than customary broker's commissions), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and
         (ii) not more than 3% of the stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets."

     If Proposal 15 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Fund would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act.


                                   PROPOSAL 16

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
 THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF COMPANIES FOR THE PURPOSE OF
                        EXERCISING MANAGEMENT OR CONTROL

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of companies for the purpose of exercising control or management. The current fundamental investment restriction applicable to each Fund provides that the Fund may not purchase securities of companies for the purpose of exercising management or control.

     If Proposal 16 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 17

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING INVESTING IN OIL, GAS OR OTHER MINERAL LEASES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in oil, gas or other mineral leases. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in oil, gas or other mineral leases or exploration or development programs, although the Funds may purchase securities of issuers which engage in whole or in part in such activities."

     If Proposal 17 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 18

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
           THE FUNDS REGARDING INVESTING IN PUTS, CALLS AND STRADDLES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction prohibiting investing in puts, calls or straddles. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in puts, calls, straddles and any combination thereof, except that any Fund may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices."

     If Proposal 18 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 19

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE FUNDS REGARDING THE PURCHASE OF ILLIQUID SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of illiquid securities. The current fundamental investment restriction applicable to each Fund provides that the Fund may:

         "Purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) not deemed to be liquid, but such securities will not constitute more than 15% of each Fund's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant."

     If Proposal 19 is approved, this restriction will be eliminated. If the current restriction is eliminated, the Fund's ability to invest in illiquid securities would be subject to applicable regulatory limitations. The SEC's current policy is that funds that are not money market funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a fund has valued them. Management believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 20

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                          REGARDING SECURITIES LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding securities lending. The current fundamental investment restriction regarding securities lending applicable to each Fund provides that the Fund may not:

         "Make securities loans, except that the Funds may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund."

     If Proposal 20 is approved, this restriction will be eliminated. The proposed restriction regarding lending discussed in Proposal 9 above would allow the Funds to make securities loans.


   THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT
                      SHAREHOLDERS APPROVE PROPOSALS 2-20


INVESTMENT ADVISER, SUBADVISERS, UNDERWRITER AND FINANCIAL AGENT
     Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, Connecticut 06102 is the investment adviser to the Funds. Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the domestic subadviser to the Funds. Aberdeen Fund Managers, Inc., 1 Financial Plaza, Suite 2210, Fort Lauderdale, Florida 33394 is the foreign subadviser to the Funds.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
      The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

      The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the principal executive offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2000, by and between Phoenix-Aberdeen Series Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund series (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and Phoenix-Aberdeen Series Fund, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund series (collectively, the "Successor Funds" and each individually, a "Successor Fund").

       All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective Fund series.

       This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

       WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             PLAN OF REORGANIZATION

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph
1.2. Such transactions shall take place at the closing provided for in paragraph
2.1 (the "Closing").

         1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

         1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Successor Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Trust, on behalf of the Successor Funds and Phoenix-Aberdeen International Advisors, LLC. (the "Investment Manager"), (iii) approve a Subadvisory Agreement by and between the Investment Manager, on behalf of each Fund, and Phoenix Investment Counsel, Inc., (iv) approve a Subadvisory Agreement by and between the Investment Manager, on behalf of each Fund, and Aberdeen Fund Managers, Inc., and (v) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

         1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.             CLOSING AND CLOSING DATE

         2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

         2.2 The Predecessor Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.             REPRESENTATIONS AND WARRANTIES

         3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

                  (i) The Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                  (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

                  (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                  (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust of the Predecessor Trust, as amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

         3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

                  (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

                  (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

                  (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                  (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.             CONDITIONS PRECEDENT

         4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                  (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

                  (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                  (iii) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

                  (iv) all representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

                  (v) the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

                  (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.             EXPENSES

         5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.             ENTIRE AGREEMENT

         The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.             TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.             AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.             NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.            HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
               LIABILITY

         10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

         10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

         10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ATTEST                                                     PHOENIX-ABERDEEN SERIES FUND, a Massachusetts
                                                           business trust By:

-------------------------------------------------          By: -------------------------------------------------
Name:                                                      Name:
Title:                                                     Title:


ATTEST                                                     PHOENIX-ABERDEEN  SERIES FUND, a Delaware
                                                           business trust

-------------------------------------------------          By:-------------------------------------------------
Name:                                                      Name:
Title:                                                     Title:

                          PHOENIX-ABERDEEN SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Aberdeen Global Small Cap Fund (the "Fund"), a series of Phoenix-Aberdeen Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For           Against        Abstain
      provides for the reorganization of Phoenix-Aberdeen Series Fund    [ ]           [ ]            [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS            FOR           AGAINST        ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS    PROPOSALS     PROPOSALS      PROPOSALS
      OF THE FUND, VOTE HERE:                                            2-20          2-20           2-20
                                                                         [ ]           [ ]            [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      diversification.                                                   [ ]           [ ]            [ ]

3.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      concentration.                                                     [ ]           [ ]            [ ]

4.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      borrowing.                                                         [ ]           [ ]            [ ]

5.    To amend the fundamental investment restriction regarding the      For           Against        Abstain
      issuance of senior securities.                                     [ ]           [ ]            [ ]

6.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      underwriting.                                                      [ ]           [ ]            [ ]

7.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      investing in real estate.                                          [ ]           [ ]            [ ]

8.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      investing in commodities.                                          [ ]           [ ]            [ ]

9.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      lending.                                                           [ ]           [ ]            [ ]

10.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      joint trading.                                                     [ ]           [ ]            [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the pledging of assets.                                            [ ]           [ ]            [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      short sales.                                                       [ ]           [ ]            [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities on margin.                              [ ]           [ ]            [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]            [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]            [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities of companies for the purpose of         [ ]           [ ]            [ ]
      exercising management or control.

17.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      investing in oil, gas or other mineral leases.                     [ ]           [ ]            [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      investing in and writing puts, calls and straddles.                [ ]           [ ]            [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of illiquid securities.                               [ ]           [ ]            [ ]

20.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      securities lending.                                                [ ]           [ ]            [ ]


  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY;
BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date

                          PHOENIX-ABERDEEN SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                November 16, 2000

                         PHOENIX-ABERDEEN NEW ASIA FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Aberdeen New Asia Fund (the "Fund"), a series of Phoenix-Aberdeen Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For           Against        Abstain
      provides for the reorganization of Phoenix-Aberdeen Series Fund    [ ]           [ ]            [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS            FOR           AGAINST        ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS    PROPOSALS     PROPOSALS      PROPOSALS
      OF THE FUND, VOTE HERE:                                            2-20          2-20           2-20
                                                                         [ ]           [ ]            [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      diversification.                                                   [ ]           [ ]            [ ]

3.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      concentration.                                                     [ ]           [ ]            [ ]

4.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      borrowing.                                                         [ ]           [ ]            [ ]

5.    To amend the fundamental investment restriction regarding the      For           Against        Abstain
      issuance of senior securities.                                     [ ]           [ ]            [ ]

6.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      underwriting.                                                      [ ]           [ ]            [ ]

7.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      investing in real estate.                                          [ ]           [ ]            [ ]

8.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      investing in commodities.                                          [ ]           [ ]            [ ]

9.    To amend the fundamental investment restriction regarding          For           Against        Abstain
      lending.                                                           [ ]           [ ]            [ ]

10.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      joint trading.                                                     [ ]           [ ]            [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the pledging of assets.                                            [ ]           [ ]            [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      short sales.                                                       [ ]           [ ]            [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities on margin.                              [ ]           [ ]            [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]            [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]            [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of securities of companies for the purpose of         [ ]           [ ]            [ ]
      exercising management or control.

17.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      investing in oil, gas or other mineral leases.                     [ ]           [ ]            [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      investing in and writing puts, calls and straddles.                [ ]           [ ]            [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      the purchase of illiquid securities.                               [ ]           [ ]            [ ]

20.   To eliminate the fundamental investment restriction regarding      For           Against        Abstain
      securities lending.                                                [ ]           [ ]            [ ]


  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY;
BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date